UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          _____________________________

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 14, 2005
                               (February 14, 2005)

                             DRS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                     1-08533                13-2632319
(State or other jurisdiction of     (Commission        (IRS Employer
incorporation or organization)       File Number)      Identification Number)

                   5 Sylvan Way, Parsippany, New Jersey 07054
                    (Address of principal executive offices)

                                 (973) 898-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    _____________________________________

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01.        REGULATION FD DISCLOSURE

         On February 14, 2005, DRS Technologies, Inc. (the Company) presented Restated Selected Consolidated Statements of Earnings Data for Previous Quarters (Unaudited) and Restated Segment Results for Previous Quarters (Unaudited) for the three-month periods ended March 31, 2004, June 30, 2004 and September 30, 2004 to reflect DRS Broadcast Technology and DRS Weather Systems, Inc. as discontinued operations, as a result of the Company's decision in the third quarter of fiscal 2005 to sell these operating units, and to reflect the July 2004 transfer of DRS Data & Imaging Systems Ltd. from the Company's Surveillance & Reconnaissance Group to the Company's C4I Group. A copy of the Restated Selected Consolidated Statements of Earnings Data for Previous Quarters (Unaudited) and Restated Segment Results for Previous Quarters (Unaudited) is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         The information being furnished in this Current Report on Form 8-K (including the exhibits hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

   (c) Exhibits

   The following is included as an exhibit to this report:

   Exhibit No.    Description
   -----------    -----------
   99.1           DRS Technologies, Inc. Restated Selected Consolidated
                  Statements of Earnings Data for Previous Quarters (Unaudited) and Restated Segment Results for Previous Quarters (Unaudited) dated February 14, 2005.

                             DRS TECHNOLOGIES, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DRS TECHNOLOGIES, INC.
                                            ----------------------
                                            (Registrant)

Date:  February 14, 2005                    By:

                                            /s/ RICHARD A. SCHNEIDER
                                            ------------------------
                                            Richard A. Schneider
                                            Executive Vice President, Chief
                                            Financial Officer

INDEX TO EXHIBITS

Exhibit No.     Description
-----------     -----------
   99.1         DRS Technologies, Inc. Restated Selected Consolidated Statements
                of Earnings Data for Previous Quarters (Unaudited) and Restated
                Segment Results for Previous Quarters (Unaudited) dated February
                14, 2005.